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                                                                    EXHIBIT 23.3

                    CONSENT OF ROCKEY, MILNAMOW & KATZ, LTD.

     As patent counsel for Texas Biotechnology Corporation, we hereby consent to the reference to our firm under the heading "Experts" in the Prospectus, which is a part of this Registration Statement of Texas Biotechnology Corporation on Form S-3.

                                        /s/ MARTIN L. KATZ
                                        ----------------------------------------
                                        Martin L. Katz
                                        Rockey, Milnamow & Katz, Ltd.

Chicago, Illinois
March 8, 2000